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                                                                   Exhibit 10.19


                         [MENDIK 1740 CORP. LETTERHEAD]



                                          As of December 18, 1996



The Mutual Life Insurance Company
  of New York
1740 Broadway
New York, New York 10019

                                  1740 Broadway
                               New York, New York

Gentlemen:

            Reference is made to the letter agreement (the "Letter"), dated as of April 26, 1996, between 1740 Broadway Associates L.P. ("Landlord") and The Mutual Life Insurance Company of New York ("Tenant"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms in the Letter.

            Landlord and Tenant have entered into a Third Amendment of Lease (the "Amendment"), dated as of the date hereof. In connection with the Amendment, Landlord and Tenant have agreed to amend the Letter as follows:

            1. All references to "December 31, 1996" contained in paragraphs A, B and C of the Letter are hereby deleted and replaced with "April 30, 1997."

            2. The last sentence of Paragraph 3 of Exhibit "B" attached to the Letter shall be deleted in its entirety and the following shall be substituted therefor:
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            "Tenant agrees to pay the reasonable expenses incurred by Landlord in connection with the transactions contemplated hereby (including all costs of negotiating the Documentation, except as expressly provided below, and all costs of removing the condominium regime from the Building within six (6) months after the termination of the Economic Incentive Package), other than (i) those expenses which Landlord would have incurred without regard to the application hereof, and (ii) legal fees and disbursements incurred by Landlord in connection with the negotiation of the Documentation."

            3. Except as expressly modified by this agreement, all covenants, agreements, terms and conditions of the Letter shall remain in full force and effect and are hereby in all respects ratified and confirmed.


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            If the foregoing accurately reflects your understanding of our agreement, please sign this letter where indicated below.

                                          MENDIK 1740 CORP.



                                          By: /s/ David Greenbaum
                                              ---------------------
                                              Name: David Greenbaum
                                                    ---------------
                                              Title:
                                                    ---------------

ACCEPTED & AGREED TO:
THE MUTUAL LIFE INSURANCE
   COMPANY OF NEW YORK



By: /s/ Joel Kampf
    --------------
    Name: Joel Kampf
          ----------
    Title: Vice President, Corporate Services
           ----------------------------------




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